UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2016

IMATION CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128

(Address of principal executive offices, including zip code)

651-704-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 6, 2016, the Audit Committee of the Board of Directors of Imation Corp. (the “Company”) engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The engagement of Marcum was a result of a competitive proposal process involving several accounting firms.

During the Company’s two most recent fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim period through June 6, 2016, neither the Company nor anyone acting on its behalf consulted with Marcum regarding any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMATION CORP.

By:	/s/ Danny Zheng
Name: Danny Zheng
Title: Chief Financial Officer

Dated: June 8, 2016